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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

               APRIL 1, 2003                                    0-23199
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Date of Report (Date of earliest event reported)          Commission File Number

                             PHONE1GLOBALWIDE, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                                    65-0669842
---------------------------------        ---------------------------------------
(State or other jurisdiction             (I.R.S. Employer Identification Number)
of incorporation or organization)


                        100 N. BISCAYNE BLVD., SUITE 2500
                              MIAMI, FLORIDA 33132
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                   (Address of Principal Executive Offices) (Zip Code)

                                     (305) 371-3300
                  ----------------------------------------------------
                  (Registrant's telephone number, including area code)

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
ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

                 PHONE1 ACCELERATES DEPLOYMENT OF ITS SERVICES ON SBC PAY PHONES

         On April 1, 2003, the Company's wholly-owned subsidiary, Phone1, Inc. (the "Phone1"), entered into an Amendment (the "Amendment") to its Sent Paid Services Agreement From SBC Pay Phones (the "Agreement") with SBC Services, Inc. ("SBC").

         The Amendment provides that up to 50,000 pay phones to be designated by SBC will be fitted with a hardware upgrade that will permit those phones to benefit from the full range of domestic and international long distance services provided by Phone1. The 50,000 phones are part of the 200,000 SBC pay phones targeted under the Agreement to offer Phone1's services. Most SBC pay phones require either a hardware upgrade or a software upgrade to utilize all of Phone1's services. Phone1 is currently working with independent third parties to develop a software upgrade solution, incorporating Phone1's proprietary coin detection technology and its patent-pending call rating/billing and anti-fraud capabilities.

          The parties agreed to deploy the hardware upgrade following encouraging preliminary results of Phone1 services that are currently being offered on approximately 12,000 SBC pay phones that only require branding and software downloads providing Phone1 rates. Phone1 will bear the cost of the hardware upgrade; however the parties' commission schedule under the Agreement has been adjusted to allow Phone1 to recover its costs, based upon revenues generated by the hardware-enabled phones.

ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)      None

(b)      None

(c)      Exhibits

         10.1 Amendment No. One to Sent Paid Services Agreement From SBC Pay Phones executed on April 1, 2003, among Phone1, Inc. and SBC Services, Inc.*

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*        Portions of this exhibit have not been filed and are the subject of a
         Request for Confidential Treatment submitted to the Securities and Exchange Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: April 15, 2003                  PHONE1GLOBALWIDE, INC.



                                       By:      /s/ Dario Echeverry
                                                -----------------------
                                                Dario Echeverry
                                                Chief Executive Officer

                                  Exhibit Index
                                  -------------

10.1 Amendment No. One to Sent Paid Services Agreement From SBC Pay Phones executed on April 1, 2003, among Phone1, Inc. and SBC Services, Inc.*

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*        Portions of this exhibit have not been filed and are the subject of a
         Request for Confidential Treatment submitted to the Securities and Exchange Commission.